UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) February 20, 2002
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                         CYCLE COUNTRY ACCESSORIES CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

      NEVADA                          333-68570             42-1523809
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(State or other jurisdiction      (Commission File         (IRS Employer
 of incorporation)                   Number)           Identification Number)


2188 Highway 86  Milford, Iowa  51351
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(Address of principal executive offices)


Registrant's telephone number, including area code    (712) 338-2701

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ITEM 5. Other Events

	On February 15, 2002 the Registrant entered into an agreement through its wholly owned subsidiary, Perf-form, Inc., an Iowa corporation to purchase the majority of the assets as described in the Asset Purchase Agreement of Perf-form Products, Inc., a Minnesota corporation. Mr. Doug Koelfgen, former president of the Minnesota corporation has agreed to become a consultant with the Registrant's subsidiary for twelve (12) months, commencing upon the closing of the transaction. The assets purchased will be used by the Registrant's subsidiary to design and manufacture a complete line of filters for ATV's and Motorcycles.


Item 7.  Financial Statements

	The assets purchased are not, and will not, constitute a significant event which requires the filing of financial statements pursuant to Regulation S-X 210.1-02(w)and Regulation 210.3-05.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CYCLE COUNTRY ACCESSORIES CORP.

Date   February 20, 2002
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                                     By: /s/ Ronald C. Hickman
                                        ----------------------
                                             Ronald C. Hickman
                                             Principal Executive Officer,
                                             President and Director







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